UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Blue Sphere Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-55127	98-0550257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 McCullough Drive, 4th Floor, Charlotte, North Carolina 28262

(Address of principal executive offices) (Zip Code)

704-909-2806

(Registrant’s telephone number, including area code)

 Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2018, the Company entered into and signed a loan agreement with its chief executive officer, Shlomo Palas (“Shlomi”), pursuant to which Shlomi agreed to lend the Company in New Israeli Shekels in an amount equivalent to about US $ 150,000 for a period of up to 60 days from the date of granting the loan and in any case no later than November 6, 2018 whichever is earlier. The loan will not bear interest.

The loan will be used by the Company for working capital, including payment of salaries and amounts owed to third-party service providers.

The loan shall be a senior secured obligation of the company, with priority over all indebtedness of the company (unless such indebtedness is a senior secured obligation of the company or contains a covenant against issuing senior secured indebtedness, in which case the loan shall be junior to such indebtedness). The obligations of the company under the agreement are secured pursuant to the terms of this agreement and such security interest includes but is not limited to all of the assets of the company and its subsidiaries. So long as the company shall have any obligation under the agreement, the company shall not (directly or indirectly through any subsidiary or affiliate) incur or suffer to exist or guarantee any indebtedness that is senior to or pari passu with (in priority of payment and performance) the company’s obligations under the loan agreement.

The company granted, pledged, and assigned for the benefit of Shlomi and created in favor of Shlomi a security interest in and to all of the company's right, title, and interest in, to, and under all assets and all personal property of the company and its subsidiaries, whether now or hereafter existing, or now owned or hereafter acquired.

Failure to repay the loan on its date of repayment will be considered an event of default by the Company.

In an event of default, the Company will pay Shlomi $200 per each day of payment delay.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

10.1 Shlomo Palas Loan Agreement dated September 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE SPHERE CORPORATION

Date: September 13, 2018	By:	/s/ Shlomi Palas
Shlomi Palas
Chief Executive Officer